Share Capital and Reserves - Summary of Weighted Average Grant Date Fair Values (Detail)	12 Months Ended
	Dec. 31, 2018 CAD ($) Years	Dec. 31, 2017 CAD ($) Years
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Expected stock price volatility	83.41%	81.72%
Expected life of options | Years	5.00	5.00
Risk free interest rate	2.08%	1.53%
Expected forfeitures	0.00%	0.00%
Expected dividend yield	0.00%	0.00%
Weighted average fair value per option granted | $	$ 1.76	$ 2.13